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                                                                    EXHIBIT 10.2

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement is entered into as of March 16, 2000, by and among Franklin Telecommunications Corp., a California corporation (the "COMPANY"), and the purchasers (the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

                                    RECITALS:

         A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         B. Each Purchaser desires to purchase, severally and not jointly, subject to the terms and conditions stated in this Agreement, (i) shares of the Company's common stock, without par value (the "COMMON STOCK"), (ii) warrants in the form attached hereto as Exhibit A (including any warrants issued in replacement thereof, the "TERM WARRANTS"), to acquire shares of Common Stock, and (iii) warrants in the form attached hereto as Exhibit B (including any warrants issued in replacement thereof, the "PROTECTIVE WARRANTS" and, together with the Term Warrants, the "WARRANTS"). The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1. CERTAIN DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

         "EFFECTIVE DATE" shall mean March 16, 2000 or such other date as the Company and the Purchaser may agree.

         "INVESTMENT AMOUNT" shall mean the dollar amount to be invested in the Company at the Closing pursuant to this Agreement by a Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

         "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder (including the issuance of the Shares and the Warrants), under the Warrants (including the issuance of the Warrant Shares) or under the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, if any, taken as a whole.


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         "SECURITIES" shall mean the Shares, the Warrants and the Warrant
Shares.

         "SHARES" shall mean the shares of Common Stock to be issued and sold by the Company and purchased by the Purchaser at the Closing (as defined below).

         "TRADING DAY" shall mean a day on which the Common Stock trades on the principal United States securities exchange or trading market on which such security is listed or traded as reported by Bloomberg.

         "UNIT" shall mean (i) 10,000 Shares, (ii) a Warrant to purchase 2,500 shares, at an initial exercise price of $2.50 per Share, and (iii) a Protective Warrant.

2. PURCHASE AND SALE OF UNITS.

         2.1 Generally. The Purchaser shall purchase the number of Units specified on the Execution Page, and the Company shall issue and sell such number of Shares and Warrants to each Purchaser for such Purchaser's Investment Amount as provided below.

         2.2 Purchase Price; Number of Shares and Warrants; Form of Payment; Closing Date.

             2.2.1 The Company shall sell and each Purchaser shall buy the number of Units as may be purchased with the Investment Amount set forth on the Execution Page, and each Purchaser shall pay the Company an amount equal to such Purchaser's Investment Amount. The purchase price per Unit shall be $15,000.

             2.2.2 Each Purchaser shall pay its Investment Amount by wire transfer to the trust account of Robert J. Zepfel of Haddan & Zepfel, counsel for the Company, in accordance with the Company's written wiring instructions against delivery of certificates representing the Shares and duly executed Warrants being purchased by such Purchaser, and the Company shall deliver such Shares and Warrants against delivery of the such Purchaser's Investment Amount.

             2.2.3 Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Shares and the Warrants pursuant to this Agreement (the "CLOSING") shall be 10:00 a.m., California Time on the Effective Date, or such other date or time as the parties may mutually agree (the "CLOSING DATE"). The Closing shall occur at the offices of the Company, 733 Lakefield Road, Westlake Village, California 91361, or at such other place as the parties may otherwise agree.


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3. PURCHASER'S REPRESENTATIONS AND WARRANTIES.

         Each Purchaser severally and not jointly represents and warrants to the Company as follows:

         3.1 Purchase for Own Account. The Purchaser is purchasing the Securities for the Purchaser's own account and not with a present view towards the distribution thereof. Notwithstanding anything in this Section 3(a) to the contrary, by making the foregoing representation, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

         3.2 Information. The Purchaser has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 4 below.

         3.3 Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Shares and the Warrants in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         3.4 Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule), or (d) sold or transferred to an affiliate of the Purchaser pursuant to an exemption under the Securities Act; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, in each case, other than pursuant to the Registration Rights Agreement.


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         3.5 Legends. Purchaser understands that the Shares and the Warrants and, until such time as the Shares, Warrants and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser under Rule 144, the Warrants and the certificates for the Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

             The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or any other jurisdiction. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Securities upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Securities is registered under the Securities Act (including registration pursuant to Rule 416 thereunder), or (b) such holder provides the Company with reasonable assurances that such Securities can be sold under Rule 144(k). Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Securities and thereafter the effectiveness of a registration statement covering such Securities is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Securities and Purchaser shall cooperate in the prompt replacement of such legend.

         3.6 Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser as follows:

         4.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

         4.2 Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, to issue and sell the Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants in


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accordance with the terms of the Warrants; (ii) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the issuance of the Warrants, and the reservation for issuance and issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required by applicable law; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         4.3 No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Warrant Shares and the issuance of the Warrants) will not (i) conflict with or result in a violation of the Articles of Incorporation or By-laws of the Company, or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause
(ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including, without limitation, the issuance and sale of the Shares and Warrants as provided hereby), or the Warrants (including the issuance of the Warrant Shares), in each case in accordance with the terms hereof or thereof.


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         4.4 SEC Documents; Financial Statements. Since January 1, 1997 the
Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, would not have a Material Adverse Effect.

         4.5 Absence of Certain Changes. Except as disclosed in the SEC Documents, there has been no change or development which individually or in the aggregate has had or would have a Material Adverse Effect.

         4.6 Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or threatened against or affecting the Company, or any of its subsidiaries, or any of their respective directors or officers in their capacities as such which would have a Material Adverse Effect or which would adversely affect the validity, enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement (including the issuance of the Shares and the Warrants), the Registration Rights Agreement, the Warrants (including the issuance of the Warrant Shares) or any other agreement or document delivered pursuant hereto or thereto.


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         4.7 Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchaser pursuant to Section 3.2 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

         4.8 No Brokers. Other than LBE Capital, LLC, the Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby.

         4.9 Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

5. COVENANTS.

         5.1 Reporting Status. So long as the Purchaser beneficially owns any Securities or has the right to acquire any Securities pursuant to this Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         5.2 Use of Proceeds. The Company shall use $2,500,000 of the net proceeds from the sale of the Shares and the Warrants to retire outstanding indebtedness, and shall use the balance for working capital purposes.

         5.3 Expenses. At the Closing, the Company shall (i) pay LBE Capital, LLC an amount equal to 6% of the proceeds of the sales of the Securities by the Purchasers, of which 4% shall be a fee and 2% shall be a nonaccountable expense allowance, and (ii) shall issue to LBE Capital warrants equivalent to 6% of the Term Warrants.

         5.4 Reservation of Shares. The Company has and shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the maximum number of Shares as provided in Section 2 hereof and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required hereby and by the Warrants. The Company shall not reduce the number of shares reserved for issuance hereunder or upon the full exercise of the Warrants (except as a result of any such issuance hereunder or exercise of Warrants) without the consent of the Purchaser.


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         5.5 Listing. The Company shall secure the listing or quotation, as the case may be, of the Shares and Warrant Shares, in each case, upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will use its best efforts to continue the listing and trading of its Common Stock on the American Stock Exchange and any other exchange on which such common stock is currently or in the future listed (the "APPLICABLE EXCHANGE").

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell Shares and Warrants to a Purchaser at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         6.1 Execution. The applicable Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

         6.2 Payment. The applicable Purchaser shall have delivered such Purchaser's Investment Amount in accordance with Section 2.2 above.

         6.3 Accuracy of Representations and Warranties. The representations and warranties of the applicable Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time, and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

         6.4 No Conflicts. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to Each Purchaser's Obligation to Purchase Shares And Warrants.

         The obligation of each Purchaser hereunder to purchase Shares and Warrants to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

         7.1 Execution. The Company shall have executed the signature pages to this Agreement and the Registration Rights Agreement, and delivered the same to the Purchaser.


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         7.2 Certificates. The Company shall have delivered to the Purchaser duly executed certificates representing the number of Shares and duly executed Warrants as provided in Section 2(b) above.

         7.3 Accuracy of Representations and Warranties. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

         7.4 No Conflicts. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         7.5 Opinion of Counsel. The Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, in substantially the form of Exhibit D attached hereto.

         7.6 No Material Changes. From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

8. MISCELLANEOUS.

         8.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California.

         8.2 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.


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         8.5 Entire Agreement; Amendments; Waiver. This Agreement and the
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

         8.6 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

             If to the Company:

                 Franklin Telecommunications Corp.
                 733 Lakefield Road
                 Westlake Village, CA 91361
                 Telephone No.: (805) 373-8688
                 Facsimile No.: (805) 373-8383
                 Attention: Chief Financial Officer

If to the Purchaser, to the address set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser.

         Each party shall provide notice to the other parties of any change in address.

         8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

         8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

         8.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


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         8.10 Termination. In the event that the Closing Date shall not have occurred on or before March 27, 2000, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                                          COMPANY:

                                          FRANKLIN TELECOMMUNICATIONS CORP.


                                          By:
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                                              Name:
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                                              Title:
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                                          PURCHASER:

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                                          Address:
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                                          Telephone No.:
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                                          Fax No.:
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                                          Investment Amount $
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